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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 20, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events.

        On February 21, 2003, UnitedGlobalCom, Inc. (the "Company") and United Pan-Europe Communications N.V. ("UPC") issued press releases announcing that the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") has confirmed the second amended plan of reorganization, dated January 7, 2003 (the "Plan"), as modified, filed by UPC and New UPC, Inc. ("New UPC") in connection with UPC's case filed on December 3, 2002 under Chapter 11 of the United States Bankruptcy Code (Case No. 02-16020).

        As previously reported, on January 7, 2003, the U.S. Bankruptcy Court approved a second amended disclosure statement (the "Disclosure Statement") and on January 9, 2003, UPC and New UPC filed the Disclosure Statement and the Plan with the U.S. Bankruptcy Court and UPC submitted a revision to the draft proposed plan of compulsory composition (Akkoord) to the Amsterdam Court (Rechtbank) under the Dutch Faillissementswet (Dutch Bankruptcy Code).

        A hearing on the confirmation of the Plan was held on February 20, 2003. The Plan, as modified, was confirmed by the U.S. Bankruptcy Court pursuant to an Order Confirming Debtors' Second Amended Chapter 11 Plan of Reorganization Jointly Proposed by UPC and New UPC as Modified, dated February 20, 2003 (the "Confirmation Order"), which was entered by the U.S. Bankruptcy Court on February 21, 2003.

        UPC's Report on Form 8-K, dated February 20, 2003 (summarizing the significant terms of the Plan (as modified) and disclosing the confirmation of the Plan (as modified) by the U.S. Bankruptcy Court), and copies of the press releases of the Company and UPC are included as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein in their entirety by reference. Copies of the Confirmation Order, Plan (as modified) and Disclosure Statement are included as Exhibits 99.4, 99.5 and 99.6, respectively, and are incorporated herein in their entirety by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Current Report on Form 8-K of UPC (File No. 000-25365), dated February 20, 2003.
99.2	Press release of the Company, dated February 21, 2003, announcing the confirmation of UPC's second amended plan of reorganization.
99.3	Press release of UPC, dated February 21, 2003, announcing the confirmation of its second amended plan of reorganization.(1)
99.4
Order of the United States Bankruptcy Court for the Southern District of New York dated February 20, 2003 confirming the second amended plan of reorganization dated January 7, 2003, jointly proposed by UPC and New UPC, as modified.(1)
99.5	Second amended plan of reorganization dated January 7, 2003, jointly proposed by UPC and New UPC, as modified.(1)
99.6	Second amended disclosure statement dated January 7, 2003, jointly proposed by UPC and New UPC.(2)

(1)
Incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated February 20, 2003.

(2)
Incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), filed with the SEC on January 9, 2003 (as amended by the Current Report on Form 8-K of UPC (File No. 000-25365), filed with the SEC on January 15, 2003).

        Cautionary Note Regarding Forward-Looking Statements.    This Report on Form 8-K and the documents incorporated herein and included as exhibits contain forward-looking statements, including the timing and outcome of UPC's U.S. and Dutch insolvency proceedings, as well as other non-historical information. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements, including, among other things, the outcome of the court proceedings.

        This Report on Form 8-K and the documents incorporated herein and included as exhibits shall not constitute an offer to exchange or sell, or the solicitation of an offer to exchange or buy any securities of the Company, UPC or New UPC, or a solicitation of any votes in favor of the Plan or the Akkoord, nor shall there be any exchange or sale of securities of UPC or New UPC or solicitation of votes in favor of the Plan or the Akkoord in any jurisdiction in which such offer, exchange, sale or solicitation would be unlawful.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer

Date: February 21, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Current Report on Form 8-K of UPC (File No. 000-25365), dated February 20, 2003.
99.2	Press release of the Company, dated February 21, 2003, announcing the confirmation of UPC's second amended plan of reorganization.
99.3	Press release of UPC, dated February 21, 2003, announcing the confirmation of its second amended plan of reorganization.(1)
99.4
Order of the United States Bankruptcy Court for the Southern District of New York dated February 20, 2003 confirming the second amended plan of reorganization dated January 7, 2003, jointly proposed by UPC and New UPC, as modified.(1)
99.5	Second amended plan of reorganization dated January 7, 2003, jointly proposed by UPC and New UPC, as modified.(1)
99.6	Second amended disclosure statement dated January 7, 2003, jointly proposed by UPC and New UPC.(2)

(1)
Incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated February 20, 2003.

(2)
Incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), filed with the SEC on January 9, 2003 (as amended by the Current Report on Form 8-K of UPC (File No. 000-25365), filed with the SEC on January 15, 2003).

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX